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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2003


                          FIRST SENTINEL BANCORP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                   000-23809                   22-3566151
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


                          1000 WOODBRIDGE CENTER DRIVE
                             WOODBRIDGE, NEW JERSEY
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                      07095
                                   ----------
                                   (ZIP CODE)


                                 (732) 726-9700
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEMS 1 THROUGH 6, 8 THROUGH 11.  NOT APPLICABLE.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(a)      NOT APPLICABLE
(b)      NOT APPLICABLE
(c)      EXHIBITS.

         The following exhibits are filed as part of this Report:

             EXHIBIT NO.                 DESCRIPTION
             -----------                 -----------

             99.1                        Press Release, dated April 25, 2003


ITEM 9.  REGULATION FD DISCLOSURE

         On April 25, 2003, First Sentinel Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the quarter ended March 31, 2003.

         This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations and financial condition.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                       FIRST SENTINEL BANCORP, INC.



                                       By: /s/ Christopher Martin
                                           -------------------------------------
                                           Christopher Martin
                                           President and Chief Executive Officer


DATE:  April 25, 2003







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                                  EXHIBIT INDEX



             EXHIBIT NO.              DESCRIPTION
             -----------              -----------

             99.1                     Press release, dated April 25, 2003